AIG SERIES TRUST

                            2010 HIGH WATERMARK FUND
                            2015 HIGH WATERMARK FUND
                            2020 HIGH WATERMARK FUND
             (Supplement to the Prospectus dated February 28, 2006)

                                LONG HORIZON FUND
                            SHORT HORIZON INCOME FUND
             (Supplement to the Prospectus dated December 27, 2005)


         Effective immediately, under the heading "Sales Charge Reductions and Waivers" the section titled "Waivers for Certain Investors for Class A shares," is replaced in its entirety with the following:

"WAIVERS FOR CERTAIN INVESTORS FOR CLASS A SHARES. The following individuals and institutions may purchase Class A shares without a sales charge. A list of additional parties who may purchase Class A shares without a sales charge is contained in the Statement of Additional Information. The Funds reserve the right to modify or to cease offering these programs at any time.

  o Financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing fund shares in fee based investment products under an agreement with the Distributor. The following conditions established by the distributor apply: (i) the financial planner, financial institution or broker-dealer has signed a supplemental selling agreement and charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such financial planner, financial institution or broker -dealer does not advertise that shares of the fund may be purchased by clients at net asset value.

  o PARTICIPANTS IN CERTAIN QUALIFIED RETIREMENT PLANS OR EMPLOYEE BENEFIT PLANS (OTHER THAN IRAS) WHICH ARE SPONSORED OR ADMINISTERED BY SUNAMERICA OR AN AFFILIATE THEREOF. A plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Funds (or in combination with the shares of other AIG SunAmerica Mutual Funds) is at least $400,000 (b) the sponsor signs a $400,000 Letter of Intent, or (c) such shares are purchases by an employer sponsored plan with at least 75 eligible employees. Please refer to the SAI for additional investors

  o SELLING BROKERS AND THEIR EMPLOYEES AND SALES REPRESENTATIVES AND THEIR FAMILIES.

                                AIG SERIES TRUST

                            2010 HIGH WATERMARK FUND
                            2015 HIGH WATERMARK FUND
                            2020 HIGH WATERMARK FUND
 (Supplement to the Statement of Additional Information dated February 28, 2006)

                                LONG HORIZON FUND
                            SHORT HORIZON INCOME FUND
 (Supplement to the Statement of Additional Information dated December 27, 2005)


         Under the heading "Sales Charge Reductions and Waivers" the section titled "Waivers for Certain Investors for Class A shares," is replaced in its entirety with the following:

WAIVER OF SALES CHARGES WITH RESPECT TO CERTAIN PURCHASES OF CLASS A SHARES

To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, Trustees, and other full-time employees of SunAmerica, the Adviser and their respective affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs), which are sponsored or administered by SunAmerica or an affiliate thereof. Such plans may include certain employee benefit plans qualified under Section 401 or 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, the "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Funds (or in combination with the shares of other SAMFs) is at least $400,000, (b) the sponsor signs a $400,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator has an agreement with the Distributor with respect to such purchases, and all such transactions for the plan are executed through a single omnibus account. In addition, the sales charge is waived with respect to shares purchased by defined contribution retirement plans participating in a program sponsored by Prudential Investment Management Services, Inc., or its affiliates, including but not limited to the Retail Mutual Fund Program. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners or registered investment advisers adhering to the following standards established by the
Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the applicable Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.



Date: July 11, 2006